EXHIBIT 32.1


                         THE AMERICAN ENERGY GROUP, LTD.
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with this Quarterly Report of The American Energy Group, Ltd. (the "Company") on Form 10-QSB/A as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I R. Pierce Onthank, President and chief executive and chief financial and accounting officer of the Company, certifies pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), that to my knowledge:

1. The Corporation's September 30, 2005 Form 10-QSB filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

2. The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         DATED:   November 14, 2005



                              By:      /S/ R. Pierce Onthank
                                 -----------------------------------------------
                                       R. Pierce Onthank
                                       President, Chief Executive Officer and
                                       Chief Financial Officer

                                       2